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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Alliance Gaming Corporation on Form S-8 of our report dated August 4, 2003, except for Note 5, as to which the date is September 16, 2003, appearing in the Annual Report on Form 10-K of Alliance Gaming Corporation for the year ended June 30, 2003.

DELOITTE & TOUCHE LLP
Las Vegas, Nevada

May 3, 2004

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT